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                                                                   Exhibit 10.77




                                ESCROW AGREEMENT



     This ESCROW AGREEMENT is made and entered into as of November 21, 1996 ("Escrow Agreement") by and among Comerica Bank-Texas (the "Escrow Agent"), Cherokee Communications, Inc., a Texas corporation ("CCI"), Bill H. Bailey, Jr. and J. Bruce Duty, as duly authorized agents ("Sellers' Representatives") for all of the shareholders and other security holders of CCI (the "Sellers"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), and Bill H. Bailey, Jr. ("Bailey"), Jerry T. Beddow ("Beddow") and Edward L. Marshall ("Marshall"), individually.

     WHEREAS, PhoneTel, CCI and all of the Sellers are parties to an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") pursuant to which PhoneTel has agreed to acquire all of the Shares (as defined in the Merger Agreement) and other outstanding securities, upon the terms and subject to the conditions in the Merger Agreement;

     WHEREAS, Section 1.6 of the Merger Agreement provides for PhoneTel to deposit into escrow the amount of $520,000 (the "Deposit Escrow Amount"), being delivered by PhoneTel upon the signing of this Escrow Agreement, and an additional $480,000 (together with the Deposit Escrow Amount, the "Merger Escrow Amount") at the Closing (as defined in the Merger Agreement);

     WHEREAS, Section 1.6 of the Merger Agreement provides for PhoneTel to deposit into escrow the amount of $6,000,000 (the "Rate Cap Escrow Amount");

     WHEREAS, at the Closing, Bailey will enter into an Employment Agreement with PhoneTel which provides for a payment of $208,333 (the "Bailey Escrow Amount") being delivered at the Closing by PhoneTel for deposit into escrow;

     WHEREAS, at the Closing, Beddow will enter into an Employment Agreement with PhoneTel which provides for a payment of $208,333 (the "Beddow Escrow Amount") being



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delivered at the Closing by PhoneTel for deposit into escrow;

     WHEREAS, at the Closing, Marshall will enter into an Employment Agreement with PhoneTel which provides for a payment of $208,333 (the "Marshall Escrow Amount") being delivered at the Closing by PhoneTel for deposit into escrow (the Deposit Escrow Amount, the Merger Escrow Amount, the Rate Cap Escrow Amount, the Bailey Escrow Amount, the Beddow Escrow Amount and the Marshall Escrow Amount are hereinafter collectively referred to as the "Escrow Amounts");

     WHEREAS, CCI, Sellers' Representatives, PhoneTel, Bailey, Beddow and Marshall wish to enter into this Escrow Agreement providing for the terms and conditions upon which the Escrow Amounts will be held and released by the Escrow Agent, and the Escrow Agent wishes to act as Escrow Agent pursuant to the terms and conditions of this Escrow Agreement; and

     WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement;

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:


     Section 1. DEPOSITS INTO ESCROW ACCOUNTS.

     (a) On the date of this Agreement, PhoneTel is depositing the Deposit Escrow Amount with the Escrow Agent into an interest bearing escrow account established with the Escrow Agent entitled PhoneTel Escrow Account (the "Escrow Account").

     (b) At the Closing, PhoneTel shall deposit with the Escrow Agent:

          (i) an additional $480,000 for deposit into the Escrow Account;

          (ii) the Rate Cap Escrow Amount into an interest bearing escrow account established with the Escrow Agent entitled PhoneTel Rate Cap Escrow Account (the "Rate Cap Escrow Account");

          (iii) the Bailey Escrow Amount into an interest bearing escrow account established with the


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Escrow Agent entitled PhoneTel Bailey Escrow Account (the "Bailey Escrow
Account");

          (iv) the Beddow Escrow Amount into an interest bearing escrow account established with the Escrow Agent entitled PhoneTel Beddow Escrow Account (the "Beddow Escrow Account"); and

          (v) the Marshall Escrow Amount into an interest bearing escrow account established with the Escrow Agent entitled PhoneTel Marshall Escrow Account (the "Marshall Escrow Account").

     Section 2. INVESTMENTS AND EARNINGS. (a) The Escrow Agent is hereby authorized and directed to invest the Deposit Escrow Amount (prior to the Closing), the Rate Cap Escrow Amount, the Bailey Escrow Amount, the Beddow Escrow Amount and the Marshall Escrow Amount in (i) any security issued or guaranteed by the United States government or a governmental authority of the United States, (ii) certificates of deposit issued by a bank in the United States having a combined surplus of at least $500 million, (iii) commercial paper with a rating of at least "Prime-1" by Moody's Investors Services, Inc. ("Moody's"), (iv) corporate bonds with a rating of Aaa or Aa by Moody's or (v) publicly-traded money market funds investing in only the foregoing, in each case as specified by PhoneTel to the Escrow Agent in writing, or (vi) such other investments as PhoneTel and Sellers' Representatives jointly shall specify to the Escrow Agent in writing. The Escrow Agent is hereby authorized and directed to invest the Merger Escrow Amount (after the Closing) in (i) any security issued or guaranteed by the United States government or a governmental authority of the United States, (ii) certificates of deposit issued by a bank in the United States having a combined surplus of at least $500 million, (iii) commercial paper with a rating of at least "Prime-1" by Moody's, (iv) corporate bonds with a rating of Aaa or Aa by Moody's or (v) publicly-traded money market funds investing in only the foregoing, in each case as specified by Sellers' Representatives to the Escrow Agent in writing, or (vi) such other investments as PhoneTel and Sellers' Representatives jointly shall specify to the Escrow Agent in writing. In any event, PhoneTel and Sellers' Representatives shall not select any investment with a maturity which does not allow for sufficient liquidity to satisfy the



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obligations hereunder, which has a stated maturity greater than 2 years from its date of purchase, or which is purchased at a price which exceeds its face amount or par value at the original date of issuance.

     (b) The Escrow Agent shall remit to PhoneTel at the Closing all earnings and interest (adjusted for any increase or decrease in the principal value of any investment or any capital gain or loss, as the case may be) upon the Deposit Escrow Amount on or prior to the Closing. After the Closing, all earnings and interest upon the Merger Escrow Amount shall increase the Merger Escrow Amount and the Escrow Agent shall remit all earnings and interest (adjusted for any increase or decrease in the principal value of any investment or any capital gain or loss, as the case may be) upon the Rate Cap Escrow Amount, the Bailey Escrow Amount, the Beddow Escrow Amount and the Marshall Escrow Amount to PhoneTel.

     Section 3. ESCROW AMOUNTS AND DELIVERY. The Escrow Agent shall hold the Escrow Amounts until the following (as applicable):

     3.1 TERMINATION OF MERGER AGREEMENT. (a) In the event that the Merger Agreement is terminated prior to the Closing, (i) PhoneTel may notify the Escrow Agent of such termination and thereby request delivery of the Deposit Escrow Amount, (ii) the Escrow Agent must thereupon promptly notify Sellers' Representatives of PhoneTel's request, (iii) Sellers' Representatives then shall have ten (10) days within which they can respond to the Escrow Agent and object to PhoneTel's request on the basis that the Sellers are entitled to the Deposit Escrow Amount pursuant to Section 1.6(a) of the Merger Agreement, (iv) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Sellers' Representatives to the Escrow Agent's delivering the Deposit Escrow Amount to PhoneTel and (v) actual or deemed consent by Sellers' Representatives will result in the Escrow Agent's delivery of the entire Deposit Escrow Amount to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

          (b) In the event that the Merger Agreement is terminated due to a material breach of the Merger Agreement by PhoneTel (including, without limitation,



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failure to close by January 31, 1997), (i) Sellers' Representatives may notify the Escrow Agent of such termination and thereby request delivery of the Deposit Escrow Amount pursuant to Section 1.6(a) of the Merger Agreement, (ii) the Escrow Agent must thereupon promptly notify PhoneTel of Sellers' Representatives' request, (iii) PhoneTel then shall have ten (10) days within which it can respond to the Escrow Agent and object to Sellers' Representatives' request, (iv) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of PhoneTel to the Escrow Agent's delivering the Deposit Escrow Amount to Sellers' Representatives and (v) actual or deemed consent by PhoneTel will result in the Escrow Agent's delivery of the entire Deposit Escrow Amount to Sellers' Representatives. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     3.2 INDEMNIFICATION. In the event any Buyer Indemnified Party is entitled to indemnification pursuant to Article VII of the Merger Agreement, (i) PhoneTel may notify the Escrow Agent and thereby request delivery of funds from the Escrow Account to satisfy such right to indemnification, (ii) the Escrow Agent must thereupon promptly notify Sellers' Representatives of PhoneTel's request,
(iii) Sellers' Representatives then shall have ten (10) days within which they can respond to the Escrow Agent and object to PhoneTel's request, (iv) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of the Sellers' Representatives to the Escrow Agent's delivering the requested amount to PhoneTel and (v) actual or deemed consent by the Sellers' Representatives will result in the Escrow Agent's delivery of such amount to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     3.3 FINAL RELEASE OF MERGER ESCROW AMOUNT. (a) On the date which is 90 days after the Closing, the Escrow Agent shall pay to Sellers' Representatives an amount equal to the excess, if any, of $250,000 over the amount, if any, previously paid to PhoneTel from the Escrow Account.

     (b) On the date which is 180 days after the Closing, the Escrow Agent shall pay to Sellers' Representatives an amount equal to the excess, if any, of



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$500,000 over the amount previously paid to PhoneTel from the Escrow Account.

     (c) On the date which is 270 days after the Closing, the Escrow Agent shall pay to Sellers' Representatives the remainder of the Merger Escrow Amount.

     3.4 RELEASE OF RATE CAP ESCROW AMOUNT. (a) On a date which is not later than 10 days after the first anniversary of the Closing, (i) PhoneTel shall notify the Escrow Agent and thereby request delivery of funds from the Rate Cap Escrow Account to Sellers' Representatives, to be calculated pursuant to Section 1.13(a) of the Merger Agreement, (ii) the Escrow Agent must thereupon promptly notify Sellers' Representatives of PhoneTel's request, (iii) Sellers' Representatives then shall have ten (10) days within which they can respond to the Escrow Agent and object to PhoneTel's calculation of such funds to be delivered, (iv) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Sellers' Representatives to the Escrow Agent's delivering the requested amount to Sellers' Representatives and (v) actual or deemed consent by Sellers' Representatives will result in the Escrow Agent's delivery of such amount to Sellers' Representatives. If the amount to be paid to Sellers' Representatives pursuant to this Section 3.4(a) is less than $3,000,000, the Escrow Agent shall, at the time such payment is made, remit such difference to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     (b) On a date which is not later than 10 days after the second anniversary of the Closing, (i) PhoneTel shall notify the Escrow Agent and thereby request delivery of funds from the Rate Cap Escrow Account to Sellers' Representatives, to be calculated pursuant to Section 1.13(b) of the Merger Agreement, (ii) the Escrow Agent must thereupon promptly notify Sellers' Representatives of PhoneTel's request, (iii) Sellers' Representatives then shall have ten (10) days within which they can respond to the Escrow Agent and object to PhoneTel's calculation of such funds to be delivered, (iv) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Sellers' Representatives to the Escrow Agent's delivering the requested amount to Sellers' Representatives and (v)



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actual or deemed consent by Sellers' Representatives will result in the Escrow
Agent's delivery of such amount to Sellers' Representatives. If the amount to be paid to Sellers' Representatives pursuant to this Section 3.4(b) is less than the remaining balance in the Rate Cap Escrow Account, the Escrow Agent shall, at the time such payment is made, remit such balance to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     (c) In the event Rate Caps are adopted at any time prior to the required release of any portion of the Rate Cap Escrow Amount, PhoneTel and Sellers' Representatives shall negotiate in good faith with a goal of determining a final release of the Rate Cap Escrow Amount, consistent with the intent of Section
1.13 of the Merger Agreement, as promptly as possible.


     3.5 RELEASE OF BAILEY ESCROW AMOUNT. On the date which is 120 days after the Closing, the Escrow Agent shall pay to Bailey the Bailey Escrow Amount unless, on or before such date, PhoneTel notifies the Escrow Agent that Bailey is not entitled to such amount under the terms of his Employment Agreement, and requests delivery of the Bailey Escrow Amount to PhoneTel. In the event that PhoneTel delivers such notice to the Escrow Agent, (i) the Escrow Agent must thereupon promptly notify Bailey of PhoneTel's request, (ii) Bailey then shall have ten (10) days within which he can respond to the Escrow Agent and object to PhoneTel's request, (iii) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Bailey to the Escrow Agent's delivering the Bailey Escrow Amount to PhoneTel and (iv) actual or deemed consent by Bailey will result in the Escrow Agent's delivery of the Bailey Escrow Amount to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     3.6 RELEASE OF BEDDOW ESCROW AMOUNT. On the date which is 120 days after the Closing, the Escrow Agent shall pay to Beddow the Beddow Escrow Amount unless, on or before such date, PhoneTel notifies the Escrow Agent that Beddow is not entitled to such amount under the terms of his Employment Agreement, and requests delivery of the Beddow Escrow Amount to PhoneTel. In the



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event that PhoneTel delivers such notice to the Escrow Agent, (i) the Escrow
Agent must thereupon promptly notify Beddow of PhoneTel's request, (ii) Beddow then shall have ten (10) days within which he can respond to the Escrow Agent and object to PhoneTel's request, (iii) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Beddow to the Escrow Agent's delivering the Beddow Escrow Amount to PhoneTel and (iv) actual or deemed consent by Beddow will result in the Escrow Agent's delivery of the Beddow Escrow Amount to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     3.7 RELEASE OF MARSHALL ESCROW AMOUNT. On the date which is 120 days after the Closing, the Escrow Agent shall pay to Marshall the Marshall Escrow Amount unless, on or before such date, PhoneTel notifies the Escrow Agent that Marshall is not entitled to such amount under the terms of his Employment Agreement, and requests delivery of the Marshall Escrow Amount to PhoneTel. In the event that PhoneTel delivers such notice to the Escrow Agent, (i) the Escrow Agent must thereupon promptly notify Marshall of PhoneTel's request, (ii) Marshall then shall have ten (10) days within which he can respond to the Escrow Agent and object to PhoneTel's request, (iii) failure to respond within ten days of the Escrow Agent's notification will be deemed as consent on the part of Marshall to the Escrow Agent's delivering the Marshall Escrow Amount to PhoneTel and (iv) actual or deemed consent by Marshall will result in the Escrow Agent's delivery of the Marshall Escrow Amount to PhoneTel. In the event of a dispute, the obligations of the Escrow Agent shall be governed by Section 3.8 hereof.

     3.8 DISPUTES. Should any dispute arise with respect to the payment and/or ownership or right of possession of any portion of the Escrow Amounts, the Escrow Agent is authorized and directed to retain in its possession such disputed portion until either (i) PhoneTel and either Sellers' Representatives, Bailey, Beddow or Marshall, as applicable, direct the application or payment thereof by delivering a writing to the Escrow Agent; or (ii) the Escrow Agent shall receive a certified copy of a final judgment of a court of competent jurisdiction or duly appointed arbitrator with respect to such disputed amount. Upon receipt of such written direction



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or not later than five business days after receipt of such certified copy of a judgment or arbitrator's award, the Escrow Agent shall take action with respect to such disputed amount as required by such direction or such judgment, as the case may be.

     3.9 TAXES. The party who receives any portion of the Escrow Amounts pursuant to this Section 3 shall indemnify the other parties for the amount of any income taxes required to be and actually paid to a taxing authority of the United States or a political subdivision thereof by such other parties with respect to any interest or other earnings on such portion.

     Section 4. INTERPLEADER PROVISION. Nothing contained in this Escrow Agreement shall preclude the right of the Escrow Agent to seek an adjudication in a court of competent jurisdiction as to the rights of the parties under this Escrow Agreement, and the Escrow Agent shall not be liable for any delay occasioned because of such resort to court. The Escrow Agent will be reimbursed for expenses, including reasonable counsel fees, in connection with performance of the Escrow Agent's duties under this Agreement, to be paid 50% by PhoneTel and 50% by Sellers' Representatives on behalf of all of the Sellers.

     Section 5. TERMINATION. This Escrow Agreement shall terminate upon the final distribution of the funds held by the Escrow Agent pursuant to this Escrow Agreement, other than the provisions of Section 3.9, which shall terminate upon the joint written consent of PhoneTel and Sellers' Representatives and the provisions of Section 8(e), which shall survive the termination or expiration of this agreement for any reason whatsoever.

     Section 6. PAYMENTS TO SELLERS' REPRESENTATIVES. All payments to Sellers' Representatives under Sections 2, 3.1, 3.3 and 3.4 are for the benefit of the Sellers, Pro Rata (as defined in the Merger Agreement), and it shall be the obligation of Sellers' Representatives to forward amounts to the Sellers.

     Section 7. COMPENSATION OF ESCROW AGENT. For normal services Escrow Agent will be paid a set up fee of $1,500 and a minimum escrow fee of $1,500 per year or part thereof, paid in advance. For services in addition



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to normal services a reasonable fee based upon the time spent by Escrow Agent's officers, employees or agents in performing such additional services, and reimbursement to the Escrow Agent for all legal fees, expenses, disbursements and advances incurred or made by the Escrow agent in the performance of its services. All such fees, expenses, out-of-pocket expenses, disbursements, and advances shall be a joint and several liability of the parties, but shall be paid by PhoneTel and Sellers' Representatives within a reasonable period of time not to exceed thirty (30) days after billing. In the event that payment is not received by Escrow Agent within thirty (30) days after billing, Escrow Agent's fees may be deducted from the Rate Cap Escrow Account. All fees, expenses, out-of-pocket expenses, disbursements and advances hereunder shall be paid one-half by PhoneTel and one-half by Sellers' Representatives.

     SECTION 8. ESCROW AGENT.

          (a) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to Sellers' Representatives and PhoneTel, which shall specify a date (not less than 30 days following the date of such notice) when such resignation shall take effect. Upon such notice, a successor escrow agent shall be selected by Sellers' Representatives and PhoneTel, such successor escrow agent to become the Escrow Agent hereunder upon the resignation date specified in such notice. If Sellers' Representatives and PhoneTel are unable to agree upon a successor escrow agent within 30 days after the date of such notice, the Escrow Agent shall be entitled to appoint its successor. The Escrow Agent shall continue to serve hereunder until its successor accepts the escrow and acknowledges receipt of the Escrow Amounts.

          (b) Sellers' Representatives and PhoneTel agree to release and hold the Escrow Agent harmless and indemnify it from any loss or claim whatsoever in conjunction with the performance of the duties of the Escrow Agent (including attorney's fees) as long as the Escrow Agent has complied with the provisions of this Escrow Agreement. Said indemnification shall be borne 50% by PhoneTel and 50% by Sellers' Representatives (unless otherwise determined by a court of competent jurisdiction) and survive the termination of this Agreement.

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          (c) The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise. The Escrow Agent shall not be bound by any modification, amendment or revision of this Agreement unless the same shall be in writing and signed by all of the parties hereto.

          (d) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof. Further, the Escrow Agent shall not be responsible for determining (i) the accuracy of any notices or instructions delivered hereunder, or the form of execution thereof, or (ii) the identity or authority of any person executing or delivering this Agreement, any property delivered hereunder, or any instructions delivered in connection herewith.

          (e) In the event the Escrow Agent becomes involved in any claim, controversies, or legal proceedings in connection with this Escrow Agreement, PhoneTel, on the one hand, and Sellers Representatives, on the other, each agrees to indemnify and save the Escrow Agent harmless from 50% of all loss, cost, damages, expenses, including attorneys' fees suffered or incurred by the Escrow Agent as a result thereof except in the case of the Escrow Agent's gross negligence or willful misconduct. Payment of such costs, damages, expenses or fees shall be paid by PhoneTel and Sellers' Representatives within a reasonable period of time not to exceed thirty (30) days after billing. In the event that payment is not received by Escrow Agent within thirty (30) days after billing, Escrow Agent's costs, damages, expenses and fees may be deducted from the Rate Cap Escrow Account. The obligations of PhoneTel and Sellers' Representatives under this paragraph shall be performable at the office of the Escrow Agent in Dallas, Texas, and shall survive the termination of this Agreement for any reason whatsoever.

          (f) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document that the Escrow Agent in good faith believes to be genuine and what it purports to be.

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          (g) The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except in the case of the Escrow Agent's own gross negligence or willful misconduct.

          (h) The Escrow Agent may, at its sole discretion, consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel except in the case of the Escrow Agent's gross negligence or willful misconduct. PhoneTel, on the one hand, and Sellers' Representatives, on the other, each agrees to reimburse Escrow Agent for 50% of any legal fees incurred by Escrow Agent in connection with its serving as Escrow Agent hereunder.

     Section 9. NOTICES. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered by hand or air courier or sent by certified or registered mail, postage prepaid, addressed as follows:

                           If to PhoneTel, to:

                                    PhoneTel Technologies, Inc.
                                    650 Statler Office Tower
                                    1127 Euclid Avenue
                                    Cleveland, Ohio  44115
                                    Attn:  Chairman

                           with copy to:

                                    Skadden, Arps, Slate, Meagher
                                      & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Telephone Number:  212-735-3000
                                    Facsimile Number:  212-735-2000
                                    Attn:  Stephen M. Banker, Esq.

or:

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                           If to the Escrow Agent, to:

                           if by mail:

                                    Comerica Bank-Texas
                                    P.O. Box 226405
                                    Dallas, TX  75222-6405
                                    Attn:   Charles Holmes, Trust Officer

                           if by delivery:

                                    Comerica Bank-Texas
                                    5th Floor
                                    1300 North Park Center
                                    Dallas, TX  75225
                                    Attn:   Charles Holmes, Trust Officer
or:

                           If to Sellers' Representatives, to:

                                    Bill H. Bailey, Jr.
                                    1907 O'Keefe Road
                                    Jacksonville, TX 75766

                           and

                                    J. Bruce Duty
                                    Capital Southwest Corporation
                                    12900 Preston Road, Suite 700
                                    Dallas, TX 75230

                           with copy to:

                                    Gardere & Wynne, L.L.P.
                                    3000 Thanksgiving Tower
                                    Dallas, TX 75201
                                    Attn: Alan J. Perkins, Esq.

or:

                           If to Bailey, to:

                                    Mr. Bill H. Bailey, Jr.
                                    1907 O'Keefe Road
                                    Jacksonville, TX 75766


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                           with copy to:

                                   Gardere & Wynne, L.L.P.
                                   3000 Thanksgiving Tower
                                   Dallas, TX 75201
                                   Attn: Alan J. Perkins, Esq.

or:

                           If to Beddow, to:

                                   Mr. Jerry T. Beddow
                                   c/o Cherokee Communications, Inc.
                                   506 East Rusk
                                   Jacksonville, TX 75766

                           with copy to:

                                   Gardere & Wynne, L.L.P.
                                   3000 Thanksgiving Tower
                                   Dallas, TX 75201
                                   Attn: Alan J. Perkins, Esq.

or:

                           If to Marshall to:

                                   Mr. Edward L. Marshall
                                   c/o Cherokee Communications, Inc.
                                   506 East Rusk
                                   Jacksonville, TX 75766

                           with copy to:

                                   Gardere & Wynne, L.L.P.
                                   3000 Thanksgiving Tower
                                   Dallas, TX 75201
                                   Attn: Alan J. Perkins, Esq.



or to such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given
(a) as of the date delivered if by hand, (b) the day after delivery to the air courier service if sent by overnight mail, and (c) five days following the date of mailing if mailed.

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     Section 10. ENTIRE AGREEMENT. This Escrow Agreement is the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

     Section 11. AMENDMENTS; WAIVER. This Escrow Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived only by written instrument signed by the parties hereto or, in the case of a waiver, the party waiving compliance.

     Section 12. ASSIGNMENT. No assignment of any rights or delegations of any obligations provided for herein may be made by any party without the express written consent of all the other parties hereto, except as provided in Section 8(a) hereof. Any purported assignment or delegation of this Agreement contrary to the terms hereof shall be void.

     Section 13. COUNTERPARTS. This Escrow Agreement may be executed in two more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 14. GOVERNING LAW; DISPUTE RESOLUTION. (a) This Agreement shall be construed in accordance with and governed by the internal laws of the State of Texas.

     (b) Any controversy or claim arising out of or relating to this Escrow Agreement, including the termination, validity, interpretation or breach hereof or the delivery of any portion of the Escrow Amounts shall be settled by arbitration before a single arbitrator conducted in Atlanta, Georgia in accordance with then applicable Commercial Arbitration Rules of the American Arbitration Association, as modified in this Escrow Agreement (the "Rules"). Within 20 days after its receipt of claimant's notice of intention to arbitrate and statement of claim, respondent shall serve claimant with its answering statement and any counterclaims. Claimant shall serve its answer to any counterclaims within ten days after its receipt thereof. The hearing shall be held no later than 30 days after the designation of the arbitrator, and shall last no more than two business days absent good cause shown. The arbitrator shall render its written decision within 30 days after such hearing is




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conducted. The rendering of the decision by the arbitrator within the aforesaid period of time is a condition to the parties' obligation to pay the fees of the arbitrator. Within two days after designation of the arbitrator, PhoneTel and Sellers' Representatives shall notify the Escrow Agent of his identity.

     (c) The powers of the arbitrator shall include, but not be limited to, the awarding of injunctive or other equitable relief but shall not include the power to modify or amend in any respect the provisions of this Escrow Agreement. The arbitrator shall include in any award the amount of the reasonable attorneys' fees and expenses and all other reasonable costs and expenses of the arbitration incurred by the prevailing party and a direction that it be paid by the other party within ten days after the making of such award. In the event that the arbitrator does not rule in favor of the prevailing party in respect of all the claims alleged by such party, the arbitrator shall include in any award the portion of the amount of the reasonable attorneys' fees and other expenses of the arbitration incurred by the prevailing party as the arbitrator deems just and equitable under the circumstances, together with a direction that such amounts be paid by the other party within ten days thereof. Except as provided above, each party shall bear his or its own attorneys' fees and expenses and the parties shall bear equally all other costs and expenses of the arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     (d) Nothing contained in this Section 14 shall be construed to limit or preclude a party from bringing any action in any court of competent jurisdiction for interim or provisional relief pending establishment of the arbitral tribunal and the arbitral tribunal's determination of the merits of the dispute to protect the rights or property of that party or to compel another party to comply with its obligations under this Escrow Agreement during the pendency of the arbitration proceedings.

     Section 15. ACTION BY SELLERS' REPRESENTATIVES. All action taken by Sellers' Representatives shall be valid and binding only if both Seller Representatives have approved such action.

     Section 16. BENEFIT. Subject to Section 12 hereof, this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of each of them.

     Section 17. TITLE TO ESCROW. PhoneTel and the other parties hereto acknowledge and agree that the Escrow Amounts are not property of PhoneTel and shall not be property of its estate pursuant to the provisions of 11 U.S.C. ss. 541 in the event of a bankruptcy proceeding of PhoneTel, except that PhoneTel has a contingent right to a refund of all or a portion of the Escrow Amounts as provided herein and in the Merger Agreement. PhoneTel acknowledges that the Escrow Amounts are being transferred to the Escrow Agent to assure payment to the Sellers of all amounts due and owing to the Sellers pursuant to the requirements of the Merger Agreement and this Escrow Agreement, and that PhoneTel relinquishes all rights, title and interest in and to the Escrow Amounts, other than its contingent right to a refund of all or a portion thereof as provided herein and in the Merger Agreement.

     IN WITNESS WHEREOF, the parties hereto have affixed their signatures to this Escrow Agreement upon the date first set forth above.


                      COMERICA BANK-TEXAS


                      By: /s/ Charles Holmes
                      ----------------------------------------------


                      CHEROKEE COMMUNICATIONS, INC.


                      By: /s/ Bill H. Bailey, Jr.
                      ----------------------------------------------
                        Name: Bill H. Bailey, Jr.
                        Title: Chairman and Chief Executive Officer


                      PHONETEL TECHNOLOGIES, INC.


                      By: /s/ Peter G. Graf
                      ----------------------------------------------
                         Name: Peter G. Graf
                         Title: Chairman and Chief Excutive Officer



                      /s/ Bill H. Bailey, Jr.
                      ----------------------------------------------
                      Bill H. Bailey, Jr.
                      Sellers' Representative



                      /s/ J. Bruce Duty
                      ----------------------------------------------
                      J. Bruce Duty
                      Sellers' Representative

                                     /s/ Bill H. Bailey, Jr.
                                     ---------------------------------
                                     BILL H. BAILEY, JR., individually


                                     /s/ Edward L. Marshall
                                     ---------------------------------
                                     EDWARD L. MARSHALL, individually


                                     /s/ Jerry T. Beddow
                                     ---------------------------------
                                     JERRY T. BEDDOW, individually